UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest event reported):        December 30, 2014

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

  (608) 364-8800
(Registrant’s telephone number)

  Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
Effective September 28, 2014, the Company reorganized its reportable segments to align with its new management reporting structure and business activities. Prior to this reorganization, the Company was comprised of two reportable segments for financial reporting purposes: Electrical and Mechanical. As a result of this change, the
Company is now comprised of three reportable segments: Commercial & Industrial Systems, Climate Solutions and Power Transmission Solutions. We revised our previously reported segment financial information on a basis consistent with these segments. A description of the three reportable segments after the reorganization is as follows:

•
Commercial and Industrial Systems produces medium and large motors, generators and custom drives, controls and systems. Applications include commercial and industrial equipment, commercial HVAC, pool and spa, standby and critical power and oil and gas systems.

•	Climate Solutions produces small motors, controls and air moving solutions. Applications include residential and light commercial HVAC, commercial refrigeration and water heaters.

•
Power Transmission Solutions produces power transmission gearing, hydraulic pump drives, large open gearing and specialty mechanical products. Applications include material handling, industrial equipment, energy and off-road equipment.

For informational purposes, we are hereby furnishing selected supplemental unaudited financial information in the attached Exhibit 99.1 reflecting these changes for the periods presented. This information includes our unaudited net sales and income (loss) from operations for the first three fiscal quarters of 2014, each fiscal quarter of 2013 and 2012, and the fiscal years ended December 28, 2013 and December 29, 2012. For further information about our financial results for fiscal years 2013 and 2012, see our Annual Report on Form 10-K for the fiscal year ended December 28, 2013 filed with the Securities and Exchange Commission on February 26, 2014.

The information in this Current Report on 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    Exhibits. The following exhibit is being furnished herewith:

(99.1)	Selected supplemental unaudited financial information of Regal Beloit Corporation dated December 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REGAL BELOIT CORPORATION

Date: December 30, 2014     By: /s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description
99.1	Selected supplemental unaudited financial information of Regal Beloit Corporation dated December 30, 2014.